As filed with the Securities and Exchange Commission on November 18, 2003


                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                               ------------------

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of report (date of earliest event reported): November 18, 2003
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

Commission File          Exact name of registrant as specified in its charter,           I.R.S. Employer
     Number              state of incorporation, address of principal executive       Identification Number
                         offices, and telephone number

     1-3274                            Florida Power Corporation                           59-0247770
                                   d/b/a Progress Energy Florida, Inc.
                                          100 Central Avenue
                                   St. Petersburg, Florida 33701-3324
                                       Telephone: (727) 820-5151
                                    State of Incorporation: Florida
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The address of the registrant has not changed since the last report.

Item 5.   Other Events

The purpose of this Form 8-K is to provide as an exhibit the Computation of Ratio of Earnings to Fixed Charges for the twelve months ended September 30, 2003 and 2002, and December 31, 2002, 2001 and 2000.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

Exhibits

     12a          Computation of Ratio of Earnings to Fixed Charges


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        FLORIDA POWER CORPORATION
                                        d/b/a PROGRESS ENERGY FLORIDA, INC.
                                        Registrant

                                        By: /s/ Robert H. Bazemore, Jr.
                                            -----------------------------
                                            Robert H. Bazemore, Jr.
                                            Vice President and Controller




Date: November 18, 2003


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                                                                     Exhibit 12a



                            FLORIDA POWER CORPORATION
                       d/b/a Progress Energy Florida, Inc.
                       Statement of Computation of Ratios
                              (Dollars In Millions)

Ratio of Earnings to Fixed Charges:


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     Twelve-Months Ended        September2003     September2002    December2002      December2001      December2000
------------------------------- -------------     -------------    -------------     ------------      ------------

Net Income                        $312.3            $299.4           $324.1            $311.1            $211.8

Income Taxes                       155.4             155.4            163.3             182.6             150.5
                                -------------     -------------    -------------     ------------      ------------

Income Before Taxes                467.7             454.8            487.4             493.7             362.3

Net Interest Charges                93.7             112.9            109.4             114.8             128.5

Imputed interest factor in
rentals - charged principally
to operating expenses                7.7               5.7              6.7               4.4               2.0
                                -------------     -------------    -------------     ------------      ------------

Total Earnings (A)                $569.1            $573.4           $603.5            $612.9            $492.8
                                -------------     -------------    -------------     ------------      ------------

Fixed Charges (B)                 $101.4            $118.6           $116.1            $119.2            $130.5
                                -------------     -------------    -------------     ------------      ------------

 Ratio of Earnings to
  Fixed Charges (A/B)                5.61              4.84             5.20              5.14              3.78
                                =============     =============    =============     ============      ============
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